Filed Pursuant to Rule 433
                                                   Registration No. : 333-132809

                                   SCHEDULE A

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           FFMLT 2006-FF13 TERM SHEET
                           --------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                 $2,054,763,000
                                  (Approximate)
                                 FFMLT 2006-FF13
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates


                 Approximate       Primary     Expected       Initial                        Principal        Expected
                  Principal      Collateral    Credit      Pass-Through    Estimated Avg.     Payment        Moody's/S&P
Certificates    Balance(1)(4)       Group      Support        Rate(5)      Life (yrs)(2)    Window(2)(3)    Ratings(6)(7)
-------------------------------------------------------------------------------------------------------------------------
A-1              $244,303,000      Group I      19.15%    LIBOR + [ - ]%       2.19         10/06 - 11/12     Aaa/AAA
A-2A             $737,527,000     Group II      19.15%    LIBOR + [ - ]%       1.00         10/06 - 07/08     Aaa/AAA
A-2B             $218,496,000     Group II      19.15%    LIBOR + [ - ]%       2.00         07/08 - 11/08     Aaa/AAA
A-2C             $326,660,000     Group II      19.15%    LIBOR + [ - ]%       3.00         11/08 - 07/11     Aaa/AAA
A-2D             $188,322,000     Group II      19.15%    LIBOR + [ - ]%       5.87         07/11 - 11/12     Aaa/AAA
M-1               $73,195,000   Group I & II    15.70%    LIBOR + [ - ]%       4.57         05/10 - 11/12     Aa1/AA+
M-2               $65,769,000   Group I & II    12.60%    LIBOR + [ - ]%       4.46         03/10 - 11/12     Aa2/AA+
M-3               $37,128,000   Group I & II    10.85%    LIBOR + [ - ]%       4.40         02/10 - 11/12     Aa3/AA
M-4               $36,067,000   Group I & II     9.15%    LIBOR + [ - ]%       4.37         01/10 - 11/12      A1/AA
M-5               $32,885,000   Group I & II     7.60%    LIBOR + [ - ]%       4.34         12/09 - 11/12     A2/AA-
M-6               $30,763,000   Group I & II     6.15%    LIBOR + [ - ]%       4.32         12/09 - 11/12      A3/A+
M-7               $29,702,000   Group I & II     4.75%    LIBOR + [ - ]%       4.30         11/09 - 11/12     Baa1/A
M-8               $18,034,000   Group I & II     3.90%    LIBOR + [ - ]%       4.29         11/09 - 11/12     Baa2/A-
M-9               $15,912,000   Group I & II     3.15%    LIBOR + [ - ]%       4.29         11/09 - 11/12    Baa3/BBB+
-------------------------------------------------------------------------------------------------------------------------
Total          $2,054,763,000
-------------------------------------------------------------------------------------------------------------------------

Non-Offered Certificates

-------------------------------------------------------------------------------------------------------------------------
B-1               $11,668,000   Group I & II     2.60%    LIBOR + [ - ]%        N/A               N/A           Ba1/BBB
B-2               $21,216,000   Group I & II     1.60%    LIBOR + [ - ]%        N/A               N/A          Ba2/BBB-
-------------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all certificates.
(3) The last scheduled distribution date for the Certificates is the Distribution Date in October 2036.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.
(7) Rating Agency Contacts: Deepika Kothari, Moody's Ratings (201) 915-8732 and Michael Wray, Standard and Poor's (212) 438-3126.

Selected Mortgage Pool Data(8)


                                                                Group I                         Group II                Aggregate
                                                     -----------------------------   ------------------------------   --------------
                                                     Adjustable Rate    Fixed Rate   Adjustable Rate     Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                            $251,954,693   $50,213,518    $1,488,867,798   $330,557,388   $2,121,593,397
Number of Mortgage Loans                                       1,942           486            6,546,          2,245           11,219
Average Scheduled Principal Balance                         $129,740      $103,320          $227,447       $147,242         $189,107
Weighted Average Gross Coupon:                                8.095%        8.496%            7.959%         8.238%           8.031%
Weighted Average Net Coupon(9):                               7.585%        7.986%            7.449%         7.728%           7.521%
Weighted Average Current FICO Score:                             642           640               653            642              649
Weighted Average Original LTV Ratio:                          84.91%        86.56%            82.71%         82.31%           83.00%
Weighted Average Combined LTV with Silent Seconds:            98.12%        96.23%            94.23%         88.00%           93.77%
Weighted Average Stated Remaining Term (months):                 358           357               358            351              357
Weighted Average Seasoning (months):                               2             2                 2              2                2
Weighted Average Months to Roll(10):                              26           N/A                26            N/A               26
Weighted Average Gross Margin(10):                             5.66%           N/A             5.55%            N/A            5.57%
Weighted Average Initial Rate Cap(10):                         3.00%           N/A             3.00%            N/A            3.00%
Weighted Average Periodic Rate Cap(10):                        1.00%           N/A             1.00%            N/A            1.00%
Weighted Average Gross Maximum Lifetime Rate(10):            14.097%           N/A           13.959%            N/A          13.979%
Weighted Average % of Silent Seconds:                         66.59%        48.48%            59.73%         30.80%           55.77%
Weighted Average DTI%:                                         45.41         44.16             42.95          41.31            43.02
------------------------------------------------------------------------------------------------------------------------------------


(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(10) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by First Franklin Financial Corporation, a division of National City Bank ("First Franklin").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.60% and excess spread.

o Until the anticipated completion of servicing transfers scheduled to occur by November 1, 2006, National City Home Loan Services, Inc. ("Natonal City") will service 100% of the Mortgage Loans. Wells Fargo Bank, N.A. ("Wells Fargo") will service 40.87% of the Mortgage Loans and National City will service 59.13% thereafter. National City's residential primary servicer ratings for subprime loans are: Above Average (S&P), SQ1- (Moody's) and RPS2 (Fitch). Wells Fargo's residential primary servicer ratings for subprime loans are: Strong (S&P), SQ1 (Moody's) and RPS1 (Fitch).

o All amounts and percentages herein related to the Mortgage Loans are as of the Cut-off Date unless otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "FFML06FF13" and on Bloomberg as "FFMLT 06-FF13".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $2,079,161,529. For the purposes of calculating the Loan Group I WAC Cap and the Loan Group II WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), changing monthly according to the attached schedule, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:                  September 28, 2006

Cut-off Date:                           September 1, 2006

Expected Pricing Date:                  Week of September 18, 2006

First Distribution Date:                October 25, 2006

Key Terms

Offered Certificates:                   Class A and Class M Certificates

Non-Offered Certificates:               Class B Certificates

Class A Certificates:                   Class A-1, Class A-2A, Class A-2B, Class
                                        A-2C and Class A-2D Certificates

Class A-2 Certificates:                 Class A-2A, Class A-2B, Class A-2C and
                                        Class A-2D Certificates

Class M Certificates:                   Class M-1, Class M-2, Class M-3, Class
                                        M-4, Class M-5, Class M-6, Class M-7,
                                        Class M-8, and Class M-9 Certificates

Class B Certificates:                   Class B-1 and Class B-2 Certificates

Residual Certificates:                  Class R, Class RC and Class RX

LIBOR Certificates:                     Offered and Non-Offered Certificates

Depositor:                              GS Mortgage Securities Corp.

Lead Manager:                           Goldman, Sachs & Co.

Co-Lead Manager:                        NatCity Investment Inc.

Servicers:                              Until the anticipated completion of
                                        servicing transfers (scheduled to occur
                                        by November 1, 2006), National City will service 100% of the Mortgage Loans.
                                        Thereafter, Wells Fargo will service
                                        40.87% of the Mortgage Loans and
                                        National City will service 59.13%
                                        thereafter.

Trustee:                                Deutsche Bank National Trust Company

Custodian:                              Deutsche Bank National Trust Company


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Provider:                          [TBD]

Servicing Fee Rate:                     50 bps

Trustee Fee Rate:                       No more than 1 bp

Expense Fee Rate:                       The aggregate of the Servicing Fee Rate
                                        and the Trustee Fee Rate

Expense Fee:                            The aggregate of the servicing fee at
                                        the Servicing Fee Rate and the trustee
                                        fee at the Trustee Fee Rate

Distribution Date:                      25th day of the month or the following
                                        business day

Last Scheduled Distribution Date:       For all Certificates, the Distribution
                                        Date occurring in October 2036

Record Date:                            For any Distribution Date, the last
                                        business day of the related Interest
                                        Accrual Period

Delay Days:                             0 day delay on all the LIBOR
                                        Certificates

Prepayment Period:                      The calendar month prior to the
                                        Distribution Date

Due Period:                             The period commencing on the second day
                                        of the calendar month preceding the
                                        month in which the Distribution Date
                                        occurs and ending on the first day of
                                        the calendar month in which Distribution
                                        Date occurs.

Day Count:                              Actual/360 basis

Interest Accrual Period:                From the prior Distribution Date to the
                                        day prior to the current Distribution
                                        Date (except for the initial Interest
                                        Accrual Period for which interest will
                                        accrue from the Closing Date).

Pricing Prepayment Assumption:          Adjustable rate Mortgage Loans: CPR
                                        starting at 5% CPR in the first month of the Mortgage Loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                        Fixed rate Mortgage Loans: CPR starting
                                        at 5% CPR in the first month of the
                                        Mortgage Loan (i.e. loan age) and
                                        increasing to 24% CPR in month 12 (an
                                        approximate 1.727% increase per month),
                                        and remaining at 24% CPR thereafter.

Mortgage Loans:                         The trust will consist of subprime,
                                        first lien, fixed rate and adjustable
                                        rate residential mortgage loans.

Group I Mortgage Loans:                 Approximately $302,168,212 of Mortgage
                                        Loans with original principal balances
                                        as of the Cut-off Date that conform to
                                        the original principal balance limits
                                        for one- to four-family residential
                                        mortgage loan guidelines set by Fannie
                                        Mae or Freddie Mac.

Group II Mortgage Loans:                Approximately $1,819,425,185 of Mortgage
                                        Loans with original principal balances
                                        as of the Cut-off Date that may or may
                                        not conform to the original principal
                                        balance limits for one- to four-family
                                        residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Excess Spread:                          The initial weighted average net coupon
                                        of the mortgage pool will be greater
                                        than the interest payments on the LIBOR
                                        Certificates, resulting in excess cash
                                        flow calculated in the following manner
                                        based on the collateral as of the
                                        Cut-off Date:

                                        Initial Gross WAC(1):                                    8.0312%
                                           Less Fees & Expenses(2):                              0.5100%
                                                                                                 -------
                                        Net WAC(1):                                              7.5212%
                                           Less Initial LIBOR Certificate Coupon (Approx.)(3):   5.4636%
                                           Less Initial Net Swap Outflow(3):                     0.1156%
                                                                                                 -------
                                        Initial Excess Spread(1):                                1.9420%

                                        (1)   This amount will vary on each
                                              Distribution Date based on changes
                                              to the weighted average of the
                                              interest rates on the Mortgage
                                              Loans as well as any changes in
                                              day count.

                                        (2)   Assumes a fee of 51 bps.

                                        (3)   Assumes 1-month LIBOR equal to
                                              5.352%, initial marketing spreads
                                              and a 30-day month. This amount
                                              will vary on each Distribution
                                              Date based on changes to the
                                              weighted average of the
                                              pass-through rates on the LIBOR
                                              Certificates as well as any
                                              changes in day count.

Servicer Advancing:                     Yes as to principal and interest,
                                        subject to recoverability

Compensating Interest:                  Each Servicer will pay compensating
                                        interest equal to the lesser of (A) the
                                        aggregate of the


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                        prepayment interest shortfalls on the
                                        Mortgage Loans for the related
                                        Distribution Date resulting from
                                        Principal Prepayments on the Mortgage
                                        Loans during the related Prepayment
                                        Period and (B) the aggregate Servicing
                                        Fee received for the related
                                        Distribution Date.

Optional Clean-up Call:                 The transaction has a 10% optional
                                        clean-up call.

Rating Agencies:                        Standard & Poor's Ratings Services, a
                                        division of The McGraw-Hill Companies,
                                        Inc. and Moody's Investors Service, Inc.
                                        will rate all of the Offered
                                        Certificates.

Minimum Denomination:                   $25,000 with regard to each of the
                                        Offered Certificates

Legal Investment:                       It is anticipated that the Class A
                                        Certificates and the Class M-1, Class
                                        M-2, Class M-3 and Class M-4
                                        Certificates will be SMMEA eligible.

ERISA Eligible:                         Underwriter's exemption is expected to
                                        apply to the Offered Certificates.
                                        However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                          Portions of the trust will be treated as
                                        multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                        The Offered Certificates will represent
                                        regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

                                        The discussion contained in this term
                                        sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your circumstances form an independent tax advisor.

Registration Statement and Prospectus:  This term sheet does not contain all information that is required to be
                                        included in a registration statement, or in a base prospectus and prospectus supplement.

                                        The Depositor has filed a registration
                                        statement (including the prospectus with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

                                        The registration statement referred to
                                        above (including the prospectus) is
                                        incorporated in this term sheet by
                                        reference and may be accessed by
                                        clicking on the following hyperlink:

                                        http://sec.gov/Archives/edgar/data/
                                        807641/000091412106000903/
                                        gs886094-s3.txt

Risk Factors:                           PLEASE SEE "RISK FACTORS" IN THE
                                        PROSPECTUS INCLUDED IN THE REGISTRATION
                                        STATEMENT FOR A DESCRIPTION OF
                                        INFORMATION THAT SHOULD BE CONSIDERED IN
                                        CONNECTION WITH AN INVESTMENT IN THE
                                        OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders.

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.60% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of Certificates to the required distributions on the more senior classes of Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in October 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.30%.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
-----   ----------------------------------------   ------------------------
  A                      19.15%                             38.30%
 M-1                     15.70%                             31.40%
 M-2                     12.60%                             25.20%
 M-3                     10.85%                             21.70%
 M-4                      9.15%                             18.30%
 M-5                      7.60%                             15.20%
 M-6                      6.15%                             12.30%
 M-7                      4.75%                              9.50%
 M-8                      3.90%                              7.80%
 M-9                      3.15%                              6.30%

(1)   Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [41.75%]% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


      Distribution Dates                    Cumulative Realized Loss Percentage
-----------------------------   ------------------------------------------------------------
October 2008 - September 2009                    1.15% for the first month,
                                plus an additional 1/12th of 1.45% for each month thereafter

October 2009 - September 2010                    2.60% for the first month,
                                plus an additional 1/12th of 1.50% for each month thereafter

October 2010 - September 2011                    4.10% for the first month,
                                plus an additional 1/12th of 1.15% for each month thereafter

October 2011 - September 2012                    5.25% for the first month,
                                plus an additional 1/12th of 0.65% for each month thereafter

 October 2012 and thereafter                               5.90%


Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-Up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receivable and to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates" and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 61.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 68.60% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
      (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero;

      provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

(xi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and

      (vi)  to the holders of the Class X certificates, any remaining amounts.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, and the net swap receivable from the Swap Provider for such Distribution Date and any swap termination payments owed to the Swap Provider or received from the Swap Provider. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount as a result of interest on current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)


                          No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months       Total
----------------------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
1 YR ARM                   $1,203,720    $1,728,346       $188,746             $0             $0             $0       $3,120,812
15 YR FIXED                 2,966,158       310,329              0      3,509,969              0              0        6,786,455
15 YR FIXED IO              1,871,499       450,000              0      2,083,574              0              0        4,405,073
2 YR ARM                   97,976,355    13,390,013    233,684,227     25,211,293              0              0      370,261,888
2 YR ARM BALLOON 40/30     33,509,691     6,664,867     90,872,917     12,477,475              0              0      143,524,950
2 YR ARM BALLOON 50/30     56,412,159    22,055,589    204,947,590     29,315,010              0              0      312,730,347
2 YR ARM IO                80,686,714    24,472,314    301,538,614     35,859,811              0              0      442,557,453
20 YR FIXED                   181,283             0              0         63,211              0              0          244,494
3 YR ARM                  110,332,888     1,962,664      1,210,004     40,721,373              0              0      154,226,929
3 YR ARM BALLOON 40/30     38,840,407     1,741,069        741,465     12,785,722              0              0       54,108,664
3 YR ARM BALLOON 50/30     42,975,513     3,741,286      1,002,425     28,510,882              0              0       76,230,106
3 YR ARM IO                61,834,724     3,133,100      3,008,686     54,354,170              0              0      122,330,680
30 YR FIXED                81,480,781    10,811,684      3,258,077    147,884,933              0              0      243,435,474
30 YR FIXED IO             14,128,611     2,187,119        277,500     27,278,354              0              0       43,871,583
5 YR ARM                    7,764,759             0        143,049      9,657,638              0              0       17,565,446
5 YR ARM BALLOON 40/30        988,177             0        164,947      3,619,731              0              0        4,772,855
5 YR ARM BALLOON 50/30      1,790,876       204,643        706,509      7,992,267              0              0       10,694,294
5 YR ARM IO                 5,056,153       200,000      1,558,400     19,560,287              0              0       26,374,840
6 MO ARM                            0             0        107,878              0              0              0          107,878
6 MO ARM IO                 1,845,830             0        228,000        141,520              0              0        2,215,350
FIXED BALLOON 30/15           240,767             0        179,618        196,937              0              0          617,323
FIXED BALLOON 30/15 IO        335,800             0              0        280,000              0              0          615,800
FIXED BALLOON 40/30        11,253,950     1,634,742              0     16,335,384              0              0       29,224,076
FIXED BALLOON 50/30        10,679,097       622,908      1,407,278     38,861,343              0              0       51,570,627
======================   ============   ===========   ============   ============   ============   ============   ==============
Total:                   $664,355,913   $95,310,672   $845,225,929   $516,700,884             $0             $0   $2,121,593,397
----------------------   ------------   -----------   ------------   ------------   ------------   ------------   --------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type (Cont)(1)


                         No Penalty    0-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
----------------------   ----------    -----------    ------------    ------------    ------------    ------------
1 YR ARM                       0.06%          0.08%           0.01%           0.00%           0.00%           0.00%
15 YR FIXED                    0.14           0.01            0.00            0.17            0.00            0.00
15 YR FIXED IO                 0.09           0.02            0.00            0.10            0.00            0.00
2 YR ARM                       4.62           0.63           11.01            1.19            0.00            0.00
2 YR ARM BALLOON 40/30         1.58           0.31            4.28            0.59            0.00            0.00
2 YR ARM BALLOON 50/30         2.66           1.04            9.66            1.38            0.00            0.00
2 YR ARM IO                     3.8           1.15           14.21            1.69            0.00            0.00
20 YR FIXED                    0.01           0.00            0.00            0.00            0.00            0.00
3 YR ARM                        5.2           0.09            0.06            1.92            0.00            0.00
3 YR ARM BALLOON 40/30         1.83           0.08            0.03             0.6            0.00            0.00
3 YR ARM BALLOON 50/30         2.03           0.18            0.05            1.34            0.00            0.00
3 YR ARM IO                    2.91           0.15            0.14            2.56            0.00            0.00
30 YR FIXED                    3.84           0.51            0.15            6.97            0.00            0.00
30 YR FIXED IO                 0.67            0.1            0.01            1.29            0.00            0.00
5 YR ARM                       0.37           0.00            0.01            0.46            0.00            0.00
5 YR ARM BALLOON 40/30         0.05           0.00            0.01            0.17            0.00            0.00
5 YR ARM BALLOON 50/30         0.08           0.01            0.03            0.38            0.00            0.00
5 YR ARM IO                    0.24           0.01            0.07            0.92            0.00            0.00
6 MO ARM                       0.00           0.00            0.01            0.00            0.00            0.00
6 MO ARM IO                    0.09           0.00            0.01            0.01            0.00            0.00
FIXED BALLOON 30/15            0.01           0.00            0.01            0.01            0.00            0.00
FIXED BALLOON 30/15 IO         0.02           0.00            0.00            0.01            0.00            0.00
FIXED BALLOON 40/30            0.53           0.08            0.00            0.77            0.00            0.00
FIXED BALLOON 50/30             0.5           0.03            0.07            1.83            0.00            0.00
======================   ==========    ===========    ============    ============    ============    ============
Total:                        31.31%          4.49%          39.84%          24.35%           0.00%           0.00%
----------------------   ----------    -----------    ------------    ------------    ------------    ------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month Forward LIBOR curves (as of close on September 15,
      2006) are used
o     40% loss severity; 6 month lag in recoveries
o Run to call with collateral losses calculated through the life of the applicable bond
o     Offered Certificates are priced at par
o     Assumes bonds pay on 25th of month


-----------------------------------------------------------------------------------------------------------------
                                        First Dollar of Loss          LIBOR Flat                 0% Return
-----------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                     29.15                     29.22                     30.51
            Yield (%)                                  5.4197                    5.1272                    0.0320
            WAL                                          3.49                      3.49                      3.38
            Modified Duration                            3.14                      3.14                      3.14
            Principal Window                    Mar10 - Mar10             Mar10 - Mar10             Feb10 - Feb10
            Principal Writedown ($)         92,153.01 (0.13%)        901,182.69 (1.23%)    13,444,237.30 (18.37%)
            Total Collat Loss ($)     398,358,084.30 (18.78%)   399,096,050.50 (18.81%)   409,571,050.92 (19.30%)
-----------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                     23.18                     23.24                     24.22
            Yield (%)                                  5.4386                    5.1548                    0.0413
            WAL                                          3.83                      3.83                      3.77
            Modified Duration                            3.41                      3.41                      3.48
            Principal Window                    Jul10 - Jul10             Jul10 - Jul10             Jul10 - Jul10
            Principal Writedown ($)        100,264.41 (0.15%)        880,465.05 (1.34%)    13,502,288.46 (20.53%)
            Total Collat Loss ($)     342,031,134.56 (16.12%)   342,738,940.76 (16.15%)   354,183,950.10 (16.69%)
-----------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                     20.11                     20.15                     20.77
            Yield (%)                                  5.4525                    5.1182                    0.0953
            WAL                                          4.08                      4.08                      3.95
            Modified Duration                            3.61                      3.61                      3.61
            Principal Window                    Oct10 - Oct10             Oct10 - Oct10             Sep10 - Sep10
            Principal Writedown ($)         58,399.00 (0.16%)        614,699.62 (1.66%)     7,937,783.80 (21.38%)
            Total Collat Loss ($)     310,826,271.22 (14.65%)   311,329,638.52 (14.67%)   317,131,760.99 (14.95%)
-----------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                     17.45                     17.49                     18.00
            Yield (%)                                  5.4338                    5.0839                    0.0833
            WAL                                          4.24                      4.24                      4.18
            Modified Duration                            3.74                      3.74                       3.8
            Principal Window                    Dec10 - Dec10             Dec10 - Dec10             Dec10 - Dec10
            Principal Writedown ($)        146,735.43 (0.41%)        737,021.06 (2.04%)     8,225,986.71 (22.81%)
            Total Collat Loss ($)     279,882,168.11 (13.19%)   280,415,779.14 (13.22%)   287,180,264.67 (13.54%)
-----------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                     15.12                     15.16                     15.66
            Yield (%)                                  5.5260                    5.1450                    0.1114
            WAL                                          4.49                      4.49                      4.33
            Modified Duration                            3.93                      3.93                      3.93
            Principal Window                    Mar11 - Mar11             Mar11 - Mar11             Feb11 - Feb11
            Principal Writedown ($)         46,636.13 (0.14%)        672,188.55 (2.04%)     7,784,722.43 (23.67%)
            Total Collat Loss ($)     252,407,163.92 (11.90%)   252,971,687.54 (11.92%)   258,574,236.26 (12.19%)
-----------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                     13.12                     13.17                     13.62
            Yield (%)                                  5.6202                    5.1085                    0.1040
            WAL                                          4.66                      4.66                      4.47
            Modified Duration                            4.05                      4.05                      4.05
            Principal Window                    May11 - May11             May11 - May11             Apr11 - Apr11
            Principal Writedown ($)         13,409.55 (0.04%)        830,561.64 (2.70%)     7,615,034.89 (24.75%)
            Total Collat Loss ($)     226,004,107.18 (10.65%)   226,745,314.66 (10.69%)   232,155,988.93 (10.94%)
-----------------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                     11.29                     11.37                     11.78
            Yield (%)                                  5.9323                    5.0783                    0.1023
            WAL                                          4.83                      4.82                      4.57
            Modified Duration                            4.14                      4.15                      4.14
            Principal Window                    Jul11 - Jul11             Jul11 - Jul11             Jun11 - Jun11
            Principal Writedown ($)         10,355.07 (0.03%)      1,371,928.81 (4.62%)     7,946,701.12 (26.75%)
            Total Collat Loss ($)      200,395,478.31 (9.45%)    201,638,290.89 (9.50%)    206,921,968.52 (9.75%)
-----------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month Forward LIBOR curves (as of close on September 15,
      2006) are used
o     40% loss severity; 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o     Offered Certificates are priced at par
o     Assumes bonds pay on 25th of month


--------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss         LIBOR Flat                0% Return
--------------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                    10.23                    10.28                    10.52
            Yield (%)                                 5.9945                   5.1190                   0.1353
            WAL                                         4.91                     4.90                     4.74
            Modified Duration                           4.18                     4.19                     4.24
            Principal Window                   Aug11 - Aug11            Aug11 - Aug11            Aug11 - Aug11
            Principal Writedown ($)       152,981.30 (0.85%)     1,013,957.23 (5.62%)    5,153,064.49 (28.57%)
            Total Collat Loss ($)     184,645,401.74 (8.70%)   185,444,188.46 (8.74%)   189,265,348.38 (8.92%)
--------------------------------------------------------------------------------------------------------------
Class M-9   CDR (%)                                     9.30                     9.39                     9.59
            Yield (%)                                 6.9124                   5.1057                   0.1693
            WAL                                         4.99                     4.96                     4.74
            Modified Duration                           4.13                     4.15                     4.19
            Principal Window                   Sep11 - Sep11            Sep11 - Sep11            Sep11 - Sep11
            Principal Writedown ($)       148,390.11 (0.93%)    1,720,985.31 (10.82%)    5,213,176.10 (32.76%)
            Total Collat Loss ($)     170,467,560.09 (8.03%)   171,941,117.25 (8.10%)   175,204,424.69 (8.26%)
--------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is not exercised


                               -------------------------------------------------------------------------------
                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
--------------------------------------------------------------------------------------------------------------
Class A-1   WAL                 4.77          3.24           2.36          1.72           1.30          1.16
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       309            221           163            124            33            28
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2A  WAL                 1.68          1.24           1.00          0.84           0.73          0.65
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        38            26             22            18             15            13
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2B  WAL                 3.79          2.53           2.00          1.73           1.46          1.26
            First Prin Pay       38            26             22            18             15            13
            Last Prin Pay        55            35             26            23             20            17
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2C  WAL                 6.88          4.53           3.00          2.16           1.92          1.72
            First Prin Pay       55            35             26            23             20            17
            Last Prin Pay       121            80             58            31             25            24
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2D  WAL                14.96          10.04          7.34          4.68           2.38          2.12
            First Prin Pay      121            80             58            31             25            24
            Last Prin Pay       319            230           171            133            33            28
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-1   WAL                 9.31          6.22           5.02          5.22           6.24          5.17
            First Prin Pay       50            38             44            54             58            49
            Last Prin Pay       274            189           139            107           106            88
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-2   WAL                 9.28          6.19           4.89          4.66           4.51          3.77
            First Prin Pay       50            38             42            48             47            40
            Last Prin Pay       263            181           133            102            81            67
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-3   WAL                 9.24          6.16           4.81          4.40           4.03          3.40
            First Prin Pay       50            37             41            45             44            37
            Last Prin Pay       251            171           125            96             77            64
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-4   WAL                 9.21          6.13           4.76          4.26           3.82          3.22
            First Prin Pay       50            37             40            43             41            35
            Last Prin Pay       243            165           121            93             74            61
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-5   WAL                 9.16          6.09           4.71          4.14           3.65          3.10
            First Prin Pay       50            37             39            42             39            33
            Last Prin Pay       233            157           115            88             70            58
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-6   WAL                 9.10          6.05           4.65          4.04           3.53          2.99
            First Prin Pay       50            37             39            41             38            32
            Last Prin Pay       222            149           109            84             67            55
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-7   WAL                 9.00          5.98           4.58          3.94           3.41          2.90
            First Prin Pay       50            37             38            39             36            31
            Last Prin Pay       209            140           102            78             62            52
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-8   WAL                 8.88          5.89           4.51          3.84           3.32          2.83
            First Prin Pay       50            37             38            39             36            31
            Last Prin Pay       193            129            94            72             57            48
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-9   WAL                 8.74          5.80           4.44          3.78           3.22          2.75
            First Prin Pay       50            37             38            38             35            30
            Last Prin Pay       181            121            88            67             53            45
--------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is exercised


                               -------------------------------------------------------------------------------
                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
--------------------------------------------------------------------------------------------------------------
Class A-1   WAL                 4.44          3.00           2.19          1.60           1.30          1.16
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       153            101            74            57             33            28
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2A  WAL                 1.68          1.24           1.00          0.84           0.73          0.65
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        38            26             22            18             15            13
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2B  WAL                 3.79          2.53           2.00          1.73           1.46          1.26
            First Prin Pay       38            26             22            18             15            13
            Last Prin Pay        55            35             26            23             20            17
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2C  WAL                 6.88          4.53           3.00          2.16           1.92          1.72
            First Prin Pay       55            35             26            23             20            17
            Last Prin Pay       121            80             58            31             25            24
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2D  WAL                12.16          8.03           5.87          3.61           2.38          2.12
            First Prin Pay      121            80             58            31             25            24
            Last Prin Pay       153            101            74            57             33            28
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-1   WAL                 8.43          5.60           4.57          4.70           3.74          3.16
            First Prin Pay       50            38             44            54             45            38
            Last Prin Pay       153            101            74            57             45            38
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-2   WAL                 8.43          5.59           4.46          4.33           3.74          3.16
            First Prin Pay       50            38             42            48             45            38
            Last Prin Pay       153            101            74            57             45            38
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-3   WAL                 8.43          5.59           4.40          4.09           3.73          3.15
            First Prin Pay       50            37             41            45             44            37
            Last Prin Pay       153            101            74            57             45            38
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-4   WAL                 8.43          5.58           4.37          3.96           3.57          3.03
            First Prin Pay       50            37             40            43             41            35
            Last Prin Pay       153            101            74            57             45            38
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-5   WAL                 8.43          5.58           4.34          3.86           3.43          2.92
            First Prin Pay       50            37             39            42             39            33
            Last Prin Pay       153            101            74            57             45            38
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-6   WAL                 8.43          5.58           4.32          3.79           3.32          2.83
            First Prin Pay       50            37             39            41             38            32
            Last Prin Pay       153            101            74            57             45            38
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-7   WAL                 8.43          5.58           4.30          3.73           3.23          2.76
            First Prin Pay       50            37             38            39             36            31
            Last Prin Pay       153            101            74            57             45            38
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-8   WAL                 8.43          5.58           4.29          3.68           3.18          2.72
            First Prin Pay       50            37             38            39             36            31
            Last Prin Pay       153            101            74            57             45            38
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-9   WAL                 8.43          5.58           4.29          3.67           3.13          2.68
            First Prin Pay       50            37             38            38             35            30
            Last Prin Pay       153            101            74            57             45            38
--------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on September 15, 2006, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution     Excess              Distribution     Excess              Distribution     Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------   ------------   ----------   ------   ------------   ----------   ------   ------------   ----------
     1      Oct-06            2.50       49      Oct-10            4.13       97      Oct-14            4.13
     2      Nov-06            1.75       50      Nov-10            3.94       98      Nov-14            3.97
     3      Dec-06            1.96       51      Dec-10            4.11       99      Dec-14            4.16
     4      Jan-07            1.67       52      Jan-11            3.91      100      Jan-15            4.00
     5      Feb-07            1.84       53      Feb-11            3.93      101      Feb-15            4.02
     6      Mar-07            2.40       54      Mar-11            4.45      102      Mar-15            4.54
     7      Apr-07            1.88       55      Apr-11            3.90      103      Apr-15            4.05
     8      May-07            2.08       56      May-11            4.07      104      May-15            4.23
     9      Jun-07            1.94       57      Jun-11            3.87      105      Jun-15            4.08
    10      Jul-07            2.17       58      Jul-11            4.04      106      Jul-15            4.26
    11      Aug-07            2.04       59      Aug-11            3.93      107      Aug-15            4.12
    12      Sep-07            2.08       60      Sep-11            3.93      108      Sep-15            4.13
    13      Oct-07            2.29       61      Oct-11            4.12      109      Oct-15            4.32
    14      Nov-07            2.15       62      Nov-11            3.94      110      Nov-15            4.17
    15      Dec-07            2.34       63      Dec-11            4.11      111      Dec-15            4.36
    16      Jan-08            2.20       64      Jan-12            3.93      112      Jan-16            4.21
    17      Feb-08            2.22       65      Feb-12            3.95      113      Feb-16            4.24
    18      Mar-08            2.57       66      Mar-12            4.31      114      Mar-16            4.59
    19      Apr-08            2.24       67      Apr-12            3.95      115      Apr-16            4.29
    20      May-08            2.43       68      May-12            4.13      116      May-16            4.47
    21      Jun-08            2.26       69      Jun-12            3.95      117      Jun-16            4.34
    22      Jul-08            2.43       70      Jul-12            4.13      118      Jul-16            4.52
    23      Aug-08            3.72       71      Aug-12            3.96      119      Aug-16            4.40
    24      Sep-08            3.71       72      Sep-12            3.97      120      Sep-16            4.43
    25      Oct-08            3.85       73      Oct-12            4.15
    26      Nov-08            3.66       74      Nov-12            3.97
    27      Dec-08            3.82       75      Dec-12            3.92
    28      Jan-09            3.63       76      Jan-13            3.74
    29      Feb-09            3.66       77      Feb-13            3.75
    30      Mar-09            4.16       78      Mar-13            4.32
    31      Apr-09            3.63       79      Apr-13            3.77
    32      May-09            3.79       80      May-13            3.96
    33      Jun-09            3.60       81      Jun-13            3.78
    34      Jul-09            3.76       82      Jul-13            3.97
    35      Aug-09            4.03       83      Aug-13            3.81
    36      Sep-09            4.06       84      Sep-13            3.82
    37      Oct-09            4.22       85      Oct-13            4.01
    38      Nov-09            3.98       86      Nov-13            3.84
    39      Dec-09            4.16       87      Dec-13            4.03
    40      Jan-10            3.97       88      Jan-14            3.86
    41      Feb-10            4.01       89      Feb-14            3.87
    42      Mar-10            4.54       90      Mar-14            4.42
    43      Apr-10            3.99       91      Apr-14            3.89
    44      May-10            4.16       92      May-14            4.08
    45      Jun-10            3.97       93      Jun-14            3.91
    46      Jul-10            4.14       94      Jul-14            4.09
    47      Aug-10            3.98       95      Aug-14            3.93
    48      Sep-10            3.97       96      Sep-14            3.95



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                   Loan       Loan                                Loan      Loan
                                  Group I   Group II                             Group I   Group II
         Distribution   WAC Cap   WAC Cap   WAC Cap               Distribution   WAC Cap   WAC Cap    WAC Cap
Period       Date         (%)       (%)       (%)       Period        Date         (%)       (%)        (%)
------   ------------   -------   -------   --------   --------   ------------   -------   --------   -------
     1      Oct-06        22.60     22.74      22.57         49      Oct-10        16.64      16.89     16.59
     2      Nov-06        21.43     21.56      21.41         50      Nov-10        16.13      16.38     16.09
     3      Dec-06        21.62     21.75      21.60         51      Dec-10        16.37      16.63     16.33
     4      Jan-07        21.17     21.30      21.15         52      Jan-11        15.88      16.13     15.83
     5      Feb-07        21.21     21.34      21.19         53      Feb-11        15.89      16.17     15.85
     6      Mar-07        21.88     22.02      21.86         54      Mar-11        17.00      17.31     16.95
     7      Apr-07        20.94     21.07      20.92         55      Apr-11        15.67      15.95     15.62
     8      May-07        21.03     21.16      21.01         56      May-11        15.92      16.22     15.88
     9      Jun-07        20.61     20.74      20.59         57      Jun-11        15.43      15.72     15.38
    10      Jul-07        20.67     20.80      20.65         58      Jul-11        15.69      15.99     15.64
    11      Aug-07        20.20     20.33      20.18         59      Aug-11        15.26      15.52     15.21
    12      Sep-07        19.98     20.11      19.96         60      Sep-11        15.16      15.43     15.12
    13      Oct-07        20.00     20.13      19.98         61      Oct-11        11.64      11.92     11.60
    14      Nov-07        19.54     19.66      19.52         62      Nov-11        11.25      11.52     11.21
    15      Dec-07        19.55     19.68      19.53         63      Dec-11        11.61      11.89     11.57
    16      Jan-08        19.09     19.21      19.07         64      Jan-12        11.22      11.49     11.18
    17      Feb-08        18.86     18.99      18.84         65      Feb-12        11.23      11.49     11.18
    18      Mar-08        19.15     19.28      19.12         66      Mar-12        11.99      12.27     11.94
    19      Apr-08        18.42     18.54      18.40         67      Apr-12        11.20      11.47     11.16
    20      May-08        18.45     18.58      18.43         68      May-12        11.56      11.83     11.52
    21      Jun-08        17.98     18.10      17.96         69      Jun-12        11.17      11.44     11.13
    22      Jul-08        18.01     18.13      17.99         70      Jul-12        11.53      11.81     11.49
    23      Aug-08        19.20     19.27      19.19         71      Aug-12        11.16      11.42     11.12
    24      Sep-08        18.51     18.60      18.49         72      Sep-12        11.15      11.41     11.11
    25      Oct-08        18.13     18.23      18.11         73      Oct-12        11.51      11.78     11.46
    26      Nov-08        17.21     17.31      17.19         74      Nov-12        11.12      11.38     11.08
    27      Dec-08        17.27     17.37      17.26         75      Dec-12        11.48      11.75     11.43
    28      Jan-09        16.76     16.86      16.74         76      Jan-13        11.09      11.35     11.05
    29      Feb-09        17.07     17.16      17.06         77      Feb-13        11.09      11.35     11.05
    30      Mar-09        17.89     17.99      17.87         78      Mar-13        12.27      12.55     12.22
    31      Apr-09        16.67     16.75      16.65         79      Apr-13        11.07      11.32     11.02
    32      May-09        16.78     16.87      16.76         80      May-13        11.42      11.69     11.38
    33      Jun-09        16.69     16.78      16.67         81      Jun-13        11.04      11.29     10.99
    34      Jul-09        16.89     16.98      16.87         82      Jul-13        11.39      11.65     11.34
    35      Aug-09        17.39     17.55      17.37         83      Aug-13        11.00      11.26     10.96
    36      Sep-09        17.29     17.48      17.26         84      Sep-13        10.99      11.25     10.95
    37      Oct-09        17.49     17.67      17.45         85      Oct-13        11.34      11.61     11.29
    38      Nov-09        16.98     17.17      16.95         86      Nov-13        10.96      11.22     10.91
    39      Dec-09        17.18     17.37      17.15         87      Dec-13        11.31      11.58     11.26
    40      Jan-10        16.69     16.87      16.66         88      Jan-14        10.93      11.19     10.88
    41      Feb-10        17.21     17.41      17.18         89      Feb-14        10.91      11.17     10.87
    42      Mar-10        18.28     18.51      18.24         90      Mar-14        12.06      12.35     12.01
    43      Apr-10        16.94     17.15      16.90         91      Apr-14        10.88      11.14     10.84
    44      May-10        17.16     17.38      17.13         92      May-14        11.22      11.50     11.18
    45      Jun-10        16.65     16.86      16.61         93      Jun-14        10.85      11.11     10.80
    46      Jul-10        16.87     17.10      16.84         94      Jul-14        11.19      11.46     11.15
    47      Aug-10        16.52     16.76      16.48         95      Aug-14        10.81      11.08     10.77
    48      Sep-10        16.40     16.65      16.36         96      Sep-14        10.80      11.06     10.76



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap (cont). The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution                   Loan Group I   Loan Group II
Period       Date        WAC Cap (%)    WAC Cap (%)     WAC Cap (%)
------   ------------   -------------   ------------   -------------

    97      Oct-14              11.14          11.42           11.10
    98      Nov-14              10.77          11.03           10.72
    99      Dec-14              11.11          11.38           11.06
   100      Jan-15              10.73          11.00           10.69
   101      Feb-15              10.72          10.98           10.67
   102      Mar-15              11.85          12.14           11.80
   103      Apr-15              10.69          10.95           10.64
   104      May-15              11.02          11.30           10.98
   105      Jun-15              10.65          10.92           10.61
   106      Jul-15              10.99          11.27           10.95
   107      Aug-15              10.62          10.89           10.58
   108      Sep-15              10.60          10.87           10.56
   109      Oct-15              10.94          11.22           10.90
   110      Nov-15              10.57          10.84           10.53
   111      Dec-15              10.91          11.19           10.86
   112      Jan-16              10.54          10.81           10.49
   113      Feb-16              10.52          10.79           10.48
   114      Mar-16              11.23          11.52           11.18
   115      Apr-16              10.49          10.76           10.45
   116      May-16              10.82          11.10           10.78
   117      Jun-16              10.46          10.73           10.41
   118      Jul-16              10.79          11.07           10.74
   119      Aug-16              10.42          10.69           10.38
   120      Sep-16              10.41          10.68           10.36


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $2,079,161,529. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), changing monthly according to the schedule below, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule is calculated as 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule


         Distribution   Swap Notional    Fixed Rate             Distribution   Swap Notional    Fixed Rate
Period       Date        Amount ($)     (Trust pays)   Period       Date          Amount       (Trust pays)
------   ------------   -------------   ------------   ------   ------------   -------------   ------------
     1      Oct-06      2,079,161,529           5.47       38      Nov-09        303,222,609           5.12
     2      Nov-06      2,052,239,021           5.49       39      Dec-09        287,332,832           5.14
     3      Dec-06      2,019,004,207           5.46       40      Jan-10        272,311,609           5.15
     4      Jan-07      1,979,506,376           5.57       41      Feb-10        258,109,912           5.16
     5      Feb-07      1,933,849,147           5.40       42      Mar-10        244,268,876           5.17
     6      Mar-07      1,882,192,191           5.37       43      Apr-10        231,041,430           5.18
     7      Apr-07      1,824,752,330           5.36       44      May-10        218,531,430           5.18
     8      May-07      1,761,804,295           5.33       45      Jun-10        206,698,610           5.19
     9      Jun-07      1,693,679,453           5.29       46      Jul-10        195,505,015           5.20
    10      Jul-07      1,620,774,913           5.23       47      Aug-10        184,914,876           5.20
    11      Aug-07      1,543,548,962           5.19       48      Sep-10        174,894,475           5.21
    12      Sep-07      1,469,590,033           5.15       49      Oct-10        165,412,027           5.22
    13      Oct-07      1,399,110,938           5.11       50      Nov-10        156,437,567           5.23
    14      Nov-07      1,331,946,409           5.07       51      Dec-10        147,942,848           5.24
    15      Dec-07      1,267,939,407           5.05       52      Jan-11        139,901,234           5.24
    16      Jan-08      1,206,940,380           5.02       53      Feb-11        132,287,610           5.25
    17      Feb-08      1,148,806,900           5.00       54      Mar-11        125,078,295           5.26
    18      Mar-08      1,093,403,391           4.98       55      Apr-11        118,250,955           5.26
    19      Apr-08      1,040,600,669           4.97       56      May-11        111,784,527           5.27
    20      May-08        990,271,163           4.95       57      Jun-11        105,659,144           5.28
    21      Jun-08        942,303,046           4.95       58      Jul-11         99,856,050           5.28
    22      Jul-08        896,479,877           4.95       59      Aug-11         94,357,463           5.28
    23      Aug-08        852,681,147           4.95       60      Sep-11         89,129,203           5.29
    24      Sep-08        745,223,959           4.97       61   Oct-11 onwards             0              0
    25      Oct-08        650,026,245           4.98
    26      Nov-08        568,095,087           4.99
    27      Dec-08        533,519,353           5.00
    28      Jan-09        502,566,988           5.01
    29      Feb-09        473,340,093           5.02
    30      Mar-09        445,740,472           5.03
    31      Apr-09        419,674,434           5.04
    32      May-09        395,054,366           5.05
    33      Jun-09        395,054,366           5.06
    34      Jul-09        376,568,413           5.07
    35      Aug-09        356,640,456           5.08
    36      Sep-09        337,819,165           5.10
    37      Oct-09        320,032,976           5.11



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                      $2,121,593,397
Number of Mortgage Loans:                                                 11,219
Average Scheduled Principal Balance:                                    $189,107
Weighted Average Gross Coupon:                                            8.031%
Weighted Average Net Coupon: (2)                                          7.521%
Weighted Average Current FICO Score:                                         649
Weighted Average Original LTV Ratio:                                      83.00%
Weighted Average Combined Original LTV Ratio:                             83.00%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (3)                                          26
Weighted Average Gross Margin: (3)                                         5.57%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.98%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
Current Principal      of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Balance              Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below         488      $20,712,275        0.98%     9.287%       615     $42,443      84.72%   87.01%   90.28%      84.23%
$50,001 - $75,000     1,114       71,215,750        3.36      8.859        629      63,928      87.20    93.26    86.78       92.22
$75,001 - $100,000    1,463      129,062,219        6.08      8.399        635      88,218      84.78    93.61    81.96       95.89
$100,001 - $125,000   1,452      163,690,269        7.72      8.199        636     112,734      83.91    94.21    80.60       96.50
$125,001 - $150,000   1,332      182,892,779        8.62      8.151        638     137,307      84.01    94.06    78.05       96.95
$150,001 - $200,000   1,905      332,144,667       15.66      8.092        641     174,354      83.42    93.56    70.62       96.60
$200,001 - $250,000   1,130      253,319,597       11.94      8.021        645     224,177      82.90    93.44    64.37       96.83
$250,001 - $300,000     692      189,952,682        8.95      7.959        652     274,498      82.56    93.75    60.33       96.51
$300,001 - $350,000     457      147,849,522        6.97      7.877        656     323,522      82.91    95.38    55.19       96.28
$350,001 - $400,000     321      120,778,329        5.69      7.879        655     376,256      82.15    93.95    57.30       96.56
$400,001 & Above        865      509,975,308       24.04      7.748        669     589,567      81.40    93.71    58.59       98.60
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Current Rate         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%              2         $335,775        0.02%     5.174%       770    $167,888      58.35%   58.35%  100.00%     100.00%
5.50 - 5.99%             46       12,234,520        0.58      5.853        728     265,968      68.10    76.73   100.00      100.00
6.00 - 6.49%            181       48,067,752        2.27      6.286        700     265,568      75.28    86.85    91.94       98.41
6.50 - 6.99%            968      244,575,255       11.53      6.800        676     252,660      78.41    93.45    92.46       98.20
7.00 - 7.49%          1,480      322,239,225       15.19      7.250        659     217,729      79.41    95.51    76.27       98.17
7.50 - 7.99%          2,619      550,672,688       25.96      7.734        656     210,261      80.33    94.59    59.74       97.27
8.00 - 8.49%          1,681      304,156,914       14.34      8.221        648     180,938      82.20    93.65    58.58       94.66
8.50 - 8.99%          1,849      309,052,207       14.57      8.711        634     167,146      86.60    91.98    59.19       94.32
9.00% & Above         2,393      330,259,062       15.57      9.727        615     138,010      93.42    94.39    61.77       97.50
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Credit Score         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above             480     $109,299,052        5.15%     7.464%       766    $227,706      80.59%   92.82%   54.57%      89.01%
720 - 739               334       79,811,606        3.76      7.506        729     238,957      81.32    94.64    47.64       91.88
700 - 719               562      136,613,067        6.44      7.675        708     243,084      81.70    94.40    51.23       91.20
680 - 699               734      176,736,630        8.33      7.699        689     240,786      82.35    95.03    50.39       95.66
660 - 679             1,536      334,967,897       15.79      7.639        668     218,078      82.83    96.27    52.71       97.87
640 - 659             1,915      391,868,540       18.47      7.911        649     204,631      82.75    96.20    52.75       97.61
620 - 639             1,614      285,879,420       13.47      8.083        629     177,125      84.10    94.62    84.75       97.81
600 - 619             2,054      325,331,051       15.33      8.246        609     158,389      83.67    94.18    89.55       98.92
580 - 599               959      129,410,990        6.10      9.414        589     134,944      88.80    90.21    89.26       98.38
560 - 579               648      100,134,847        4.72      8.837        569     154,529      81.99    82.39    85.74       98.41
540 - 559               383       51,540,296        2.43      8.911        549     134,570      76.47    77.40    92.82      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Lien                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Combined Original LTV


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
Combined               of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Original LTV         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          292      $44,188,126        2.08%     7.488%       643    $151,329      49.76%   50.06%   76.19%      89.65%
60.01 - 70.00%          330       65,838,042        3.10      7.648        635     199,509      66.09    67.63    76.21       93.22
70.01 - 80.00%        6,599    1,385,390,728       65.30      7.633        658     209,939      79.69    96.10    65.01       98.41
80.01 - 85.00%          483       81,355,110        3.83      8.519        606     168,437      84.50    84.54    79.03       93.21
85.01 - 90.00%          919      157,534,254        7.43      8.739        620     171,419      89.69    89.70    78.23       90.67
90.01 - 95.00%          601      107,584,096        5.07      8.556        658     179,008      94.63    94.63    67.97       87.23
95.01 - 100.00%       1,995      279,703,040       13.18      9.439        639     140,202      99.95    99.95    63.49       98.86
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Original LTV         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          292      $44,188,126        2.08%     7.488%       643    $151,329      49.76%   50.06%   76.19%      89.65%
60.01 - 70.00%          330       65,838,042        3.10      7.648        635     199,509      66.09    67.63    76.21       93.22
70.01 - 80.00%        6,599    1,385,390,728       65.30      7.633        658     209,939      79.69    96.10    65.01       98.41
80.01 - 85.00%          483       81,355,110        3.83      8.519        606     168,437      84.50    84.54    79.03       93.21
85.01 - 90.00%          919      157,534,254        7.43      8.739        620     171,419      89.69    89.70    78.23       90.67
90.01 - 95.00%          601      107,584,096        5.07      8.556        658     179,008      94.63    94.63    67.97       87.23
95.01 - 100.00%       1,995      279,703,040       13.18      9.439        639     140,202      99.95    99.95    63.49       98.86
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Documentation        Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              8,229   $1,422,781,642       67.06%     7.920%       639    $172,898      82.86%   93.13%  100.00%      96.17%
Stated Doc            2,969      695,253,637       32.77      8.258        670     234,171      83.27    95.09     0.00       98.08
Limited Doc              21        3,558,119        0.17      8.126        644     169,434      83.40    91.85     0.00       91.40
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Purpose              Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase              8,204   $1,537,679,557       72.48%     7.946%       656    $187,430      83.53%   97.50%   64.93%      97.02%
Cashout Refi          2,655      518,648,190       24.45      8.288        631     195,348      81.73    84.09    71.47       96.66
Rate/term Refi          360       65,265,650        3.08      7.993        639     181,293      80.42    82.84    82.21       92.32
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                            Distribution by Occupancy


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Occupancy            Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied       10,729   $2,053,438,759       96.79%     8.026%       648    $191,391      83.00%   94.13%   66.63%     100.00%
Investor                417       54,940,375        2.59      8.122        688     131,751      82.22    82.26    80.86        0.00
Second Home              73       13,214,263        0.62      8.485        687     181,017      86.01    86.12    76.38        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Property Type        Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family         8,290   $1,471,970,395       69.38%     8.075%       646    $177,560      83.35%   93.25%   68.38%      97.34%
PUD                   1,730      403,659,890       19.03      7.916        651     233,329      82.24    95.40    69.43       97.54
Condo                   767      138,981,964        6.55      7.962        663     181,202      82.24    95.71    62.97       94.19
2-4 Family              432      106,981,148        5.04      7.954        671     247,642      82.06    92.25    45.35       89.78
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
State                Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                    1,110     $449,424,731       21.18%     7.547%       667    $404,887      79.16%   93.39%   61.12%      97.41%
FL                      984      207,381,287        9.77      7.943        650     210,753      80.95    93.00    61.28       95.61
IL                      746      139,475,542        6.57      8.581        647     186,965      85.27    92.40    55.20       95.83
NY                      491      113,773,508        5.36      7.959        665     231,718      83.73    93.61    46.62       97.14
TX                      829      104,052,318        4.90      8.061        646     125,515      82.57    95.90    71.31       98.10
GA                      480       77,860,786        3.67      8.406        637     162,210      86.13    94.98    76.54       96.16
MI                      528       67,937,200        3.20      8.504        639     128,669      88.11    94.57    66.70       96.73
NC                      480       67,222,423        3.17      8.276        633     140,047      85.90    94.26    83.82       94.99
OH                      590       65,455,644        3.09      8.576        629     110,942      88.49    94.99    83.58       95.71
NJ                      240       63,179,842        2.98      8.251        648     263,249      84.11    90.91    50.31       97.56
Other                 4,741      765,830,116       36.10      8.080        643     161,533      83.75    94.08    74.30       96.94
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                               Distribution by Zip


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Zip                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
84065                    13       $4,019,088        0.19%     7.556%       650    $309,161      83.65%   91.98%   86.05%     100.00%
84095                    11        3,978,023        0.19      7.316        662     361,638      79.22    91.25    72.41      100.00
91739                     4        3,774,781        0.18      7.869        680     943,695      79.74    94.91    81.88      100.00
92345                    12        3,773,855        0.18      7.519        660     314,488      81.63    95.27    46.32      100.00
92867                     5        3,726,250        0.18      7.463        695     745,250      80.00    96.44    86.80      100.00
95124                     5        3,527,193        0.17      7.686        607     705,439      77.86    80.92   100.00      100.00
20772                    10        3,471,967        0.16      8.143        640     347,197      85.59    95.82    61.34      100.00
92562                     5        3,351,759        0.16      7.955        663     670,352      77.93    96.01    88.78      100.00
89031                    13        3,316,734        0.16      8.319        639     255,133      82.29    95.87    55.22      100.00
95648                     8        3,310,213        0.16      7.243        664     413,777      81.13    90.48    92.03       87.66
Other                11,133    2,085,343,535       98.29      8.037        649     187,312      83.03    93.78    66.89       96.75
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
Remaining            Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
Months To              of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Maturity             Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                 109      $12,424,651        0.59%     8.087%       646    $113,988      77.45%   78.91%   90.26%      93.16%
181 - 240                 7          687,525        0.03      7.379        673      98,218      77.05    77.05   100.00      100.00
241 - 360            11,103    2,108,481,221       99.38      8.031        649     189,902      83.03    93.86    66.91       96.81
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Amortization Type    Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 Yr ARM                 16       $3,120,812        0.15%     7.961%       660    $195,051      84.91%   90.92%   73.23%      93.90%
15 Yr Fixed              82        6,786,455        0.32      7.751        662      82,762      72.32    72.76    88.19       91.95
15 Yr Fixed IO           18        4,405,073        0.21      8.452        612     244,726      82.71    84.08    96.26       96.26
2 Yr ARM              2,669      370,261,888       17.45      8.335        637     138,727      85.32    94.08    64.67       96.68
2 Yr ARM
Balloon 40/30           716      143,524,950        6.76      8.178        636     200,454      83.49    93.56    61.76       97.21
2 Yr ARM
Balloon 50/30         1,284      312,730,347       14.74      8.014        645     243,559      82.95    95.43    60.13       97.20
2 Yr ARM IO           1,506      442,557,453       20.86      7.668        668     293,863      81.07    96.92    61.10       97.39
20 Yr Fixed               2          244,494        0.01      7.334        704     122,247      88.78    88.78   100.00      100.00
3 Yr ARM                951      154,226,929        7.27      8.090        647     162,173      84.16    92.27    66.77       96.52
3 Yr ARM
Balloon 40/30           259       54,108,664        2.55      8.114        646     208,914      84.04    95.04    56.52       99.16
3 Yr ARM
Balloon 50/30           326       76,230,106        3.59      8.057        650     233,835      84.14    94.66    56.11       98.15
3 Yr ARM IO             510      122,330,680        5.77      7.662        664     239,864      81.90    93.98    76.82       95.53
30 Yr Fixed           1,949      243,435,474       11.47      8.191        646     124,903      82.65    89.14    82.50       95.50
30 Yr Fixed IO          225       43,871,583        2.07      8.609        611     194,985      83.58    89.05    94.61       96.85
5 Yr ARM                 80       17,565,446        0.83      7.553        668     219,568      81.31    91.35    79.68       94.48
5 Yr ARM
Balloon 40/30            22        4,772,855        0.22      7.811        657     216,948      77.81    88.38    83.08       95.23
5 Yr ARM
Balloon 50/30            39       10,694,294        0.50      7.626        669     274,213      80.39    89.77    81.07       87.26
5 Yr ARM IO             101       26,374,840        1.24      7.468        682     261,137      78.44    93.13    76.20       93.74
6 Mo ARM                  1          107,878        0.01      8.000        640     107,878      89.97    89.97   100.00        0.00
6 Mo ARM IO               8        2,215,350        0.10      7.647        676     276,919      81.14    90.23    37.02       88.55
Fixed
Balloon 30/15             5          617,323        0.03      8.690        683     123,465      87.27    93.08    60.60       77.56
Fixed
Balloon 30/15 IO          4          615,800        0.03      8.561        678     153,950      86.59    95.45   100.00      100.00
Fixed
Balloon 40/30           170       29,224,076        1.38      8.370        638     171,906      84.13    90.20    81.39       97.65
Fixed
Balloon 50/30           276       51,570,627        2.43      8.359        645     186,850      83.87    90.65    74.49       99.61
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Initial Periodic Cap


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
Initial              Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
Periodic               of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Cap                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    10       $2,414,828        0.11%     7.672%       676    $241,483      81.49%   90.59%   38.43%      85.02%
2.00%                    16        3,120,812        0.15      7.961        660     195,051      84.91    90.92    73.23       93.90
3.00%                 8,462    1,735,286,852       81.79      7.979        651     205,068      83.02    94.81    63.60       96.92
N/A                   2,731      380,770,906       17.95      8.272        641     139,425      82.87    89.08    82.99       96.30
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
Periodic               of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Cap                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                 8,488   $1,740,822,491       82.05%     7.979%       651    $205,092      83.03%   94.79%   63.58%      96.89%
N/A                   2,731      380,770,906       17.95      8.272        641     139,425      82.87    89.08    82.99       96.30
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
Months To              of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Rate Reset           Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                     25       $5,444,039        0.26%     7.834%       666    $217,762      83.48%   90.62%   59.03%      89.86%
13 - 24               6,175    1,269,074,638       59.82      8.006        650     205,518      83.05    95.34    61.98       97.12
25 - 36               2,046      406,896,379       19.18      7.958        652     198,874      83.46    93.60    66.43       96.88
49 & Above              242       59,407,435        2.80      7.549        674     245,485      79.59    91.62    78.66       92.91
N/A                   2,731      380,770,906       17.95      8.272        641     139,425      82.87    89.08    82.99       96.30
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Life Maximum Rate    Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01% & Below         2,731     $380,770,906       17.95%     8.272%       641    $139,425      82.87%   89.08%   82.99%      96.30%
0.00 - 11.99%            28        8,715,659        0.41      5.846        714     311,274      73.26    84.87   100.00      100.00
12.00 - 12.49%          122       35,401,581        1.67      6.287        691     290,177      78.52    92.84    93.16       97.88
12.50 - 12.99%          780      209,593,308        9.88      6.806        673     268,709      78.90    95.02    91.89       98.61
13.00 - 13.49%        1,261      283,558,089       13.37      7.251        658     224,868      79.64    96.32    73.85       98.15
13.50 - 13.99%        2,135      473,752,134       22.33      7.731        657     221,898      80.53    95.48    55.38       97.41
14.00 - 14.49%        1,291      252,082,413       11.88      8.218        650     195,261      82.50    94.56    55.13       95.13
14.50 - 14.99%        1,311      239,943,308       11.31      8.710        638     183,023      86.72    92.55    53.60       93.85
15.00 - 15.49%          607       98,481,118        4.64      9.204        628     162,242      90.87    92.44    50.92       95.46
15.50 - 15.99%          503       81,641,663        3.85      9.698        618     162,309      93.99    94.74    49.32       98.65
16.00% & Above          450       57,653,218        2.72     10.600        597     128,118      97.45    97.98    74.03       99.45
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                             Distribution by Margin


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.       Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld    Full      Owner
Margin               Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01% & Below         2,731     $380,770,906       17.95%     8.272%       641    $139,425      82.87%   89.08%   82.99%      96.30%
0.00 - 4.99%             60       27,515,830        1.30      7.138        707     458,597      78.24    89.33    61.07       92.88
5.00 - 5.49%          5,677    1,244,495,297       58.66      7.637        655     219,217      78.82    94.98    62.54       98.22
5.50 - 5.99%            947      178,143,484        8.40      8.615        618     188,113      88.08    88.47    75.38       91.36
6.00 - 6.49%          1,800      289,882,949       13.66      9.133        647     161,046      98.40    98.41    60.99       94.96
6.50 - 6.99%              4          784,931        0.04      8.372        676     196,233      91.58    97.89    68.42      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               11,219   $2,121,593,397      100.00%     8.031%       649    $189,107      83.00%   93.77%   67.06%      96.79%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $302,168,212
Number of Mortgage Loans:                                                  2,428
Average Scheduled Principal Balance:                                    $124,451
Weighted Average Gross Coupon:                                            8.162%
Weighted Average Net Coupon: (2)                                          7.652%
Weighted Average Current FICO Score:                                         642
Weighted Average Original LTV Ratio:                                      85.18%
Weighted Average Combined Original LTV Ratio:                             85.18%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (3)                                          26
Weighted Average Gross Margin: (3)                                         5.66%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.10%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Current Principal      of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Balance              Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          59       $2,527,754        0.84%     9.395%       605     $42,843      87.88%    92.32%   94.99%    100.00%
$50,001 - $75,000       247       15,994,571        5.29      8.935        626      64,755      88.35     98.15    85.40     100.00
$75,001 - $100,000      507       44,988,182       14.89      8.457        635      88,734      86.21     97.80    82.09     100.00
$100,001 - $125,000     552       61,990,947       20.52      8.101        640     112,302      84.53     98.43    79.65     100.00
$125,001 - $150,000     441       60,173,196       19.91      8.107        642     136,447      85.46     98.38    76.38     100.00
$150,001 - $200,000     466       80,059,874       26.50      8.036        646     171,802      84.87     98.03    72.42     100.00
$200,001 - $250,000     119       26,336,511        8.72      7.822        655     221,315      84.44     96.34    69.26     100.00
$250,001 - $300,000      31        8,150,671        2.70      7.822        649     262,925      80.37     92.28    61.45     100.00
$300,001 - $350,000       5        1,586,505        0.53      8.009        653     317,301      84.31     98.10    39.95     100.00
$350,001 - $400,000       1          360,000        0.12      9.250        644     360,000     100.00    100.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                          Distribution by Current Rate


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Current Rate         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%              5         $629,156        0.21%     5.962%       754    $125,831      67.48%    79.71%  100.00%    100.00%
6.00 - 6.49%             29        3,893,361        1.29      6.261        687     134,254      78.28     94.06    92.96     100.00
6.50 - 6.99%            189       27,828,996        9.21      6.775        666     147,243      79.42     96.68    98.49     100.00
7.00 - 7.49%            377       51,570,603       17.07      7.241        648     136,792      79.91     98.34    88.46     100.00
7.50 - 7.99%            587       76,651,187       25.37      7.734        649     130,581      80.81     98.09    71.27     100.00
8.00 - 8.49%            358       42,661,412       14.12      8.209        644     119,166      83.66     97.82    62.88     100.00
8.50 - 8.99%            329       39,259,167       12.99      8.707        643     119,329      89.58     97.28    60.80     100.00
9.00% & Above           554       59,674,329       19.75      9.908        610     107,715      96.88     98.28    79.74     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Credit Score         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above              74       $9,909,499        3.28%     7.534%       764    $133,912      83.02%    97.80%   52.57%    100.00%
720 - 739                68        9,368,402        3.10      7.669        730     137,771      83.40     99.38    45.32     100.00
700 - 719                92       12,679,605        4.20      7.774        709     137,822      83.52     98.76    48.60     100.00
680 - 699               128       16,689,823        5.52      7.759        688     130,389      82.62     97.84    56.25     100.00
660 - 679               319       40,871,763       13.53      7.719        669     128,125      84.60     98.65    55.11     100.00
640 - 659               445       59,565,933       19.71      7.922        648     133,856      84.33     98.44    58.59     100.00
620 - 639               394       49,737,584       16.46      7.994        629     126,238      84.54     98.22    91.98     100.00
600 - 619               567       67,668,038       22.39      8.194        609     119,344      84.78     97.78    98.38     100.00
580 - 599               235       24,985,573        8.27     10.153        589     106,322      95.10     97.43    99.60     100.00
560 - 579                66        6,732,196        2.23      9.084        569     102,003      85.18     87.22    97.92     100.00
540 - 559                40        3,959,797        1.31      9.447        550      98,995      82.14     88.31   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Lien                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                 2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                      Distribution by Combined Original LTV


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Combined               of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Original LTV         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           16       $2,087,265        0.69%     7.603%       614    $130,454      49.85%    51.63%   92.77%    100.00%
60.01 - 70.00%           21        2,493,383        0.83      7.444        638     118,733      64.70     65.78    83.90     100.00
70.01 - 80.00%        1,590      203,707,847       67.42      7.652        649     128,118      79.93     98.62    74.53     100.00
80.01 - 85.00%           30        3,803,727        1.26      8.730        585     126,791      84.49     84.94    96.32     100.00
85.01 - 90.00%           76        8,827,173        2.92      8.849        614     116,147      89.73     89.73    68.76     100.00
90.01 - 95.00%           70        9,248,581        3.06      8.499        631     132,123      94.99     94.99    84.50     100.00
95.01 - 100.00%         625       72,000,237       23.83      9.487        631     115,200      99.99     99.99    78.89     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Original LTV         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           16       $2,087,265        0.69%     7.603%       614    $130,454      49.85%    51.63%   92.77%    100.00%
60.01 - 70.00%           21        2,493,383        0.83      7.444        638     118,733      64.70     65.78    83.90     100.00
70.01 - 80.00%        1,590      203,707,847       67.42      7.652        649     128,118      79.93     98.62    74.53     100.00
80.01 - 85.00%           30        3,803,727        1.26      8.730        585     126,791      84.49     84.94    96.32     100.00
85.01 - 90.00%           76        8,827,173        2.92      8.849        614     116,147      89.73     89.73    68.76     100.00
90.01 - 95.00%           70        9,248,581        3.06      8.499        631     132,123      94.99     94.99    84.50     100.00
95.01 - 100.00%         625       72,000,237       23.83      9.487        631     115,200      99.99     99.99    78.89     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Documentation        Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              1,902     $230,191,714       76.18%     8.116%       632    $121,026      85.33%    97.55%  100.00%    100.00%
Stated Doc              521       71,373,105       23.62      8.310        675     136,993      84.71     98.63     0.00     100.00
Limited Doc               5          603,393        0.20      8.046        629     120,679      86.07     96.63     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Purpose              Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase              2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                            Distribution by Occupancy


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Occupancy            Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Property Type        Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family         1,738     $212,815,213       70.43%     8.233%       640    $122,448      85.73%    97.63%   76.82%    100.00%
PUD                     396       53,069,320       17.56      7.970        641     134,013      83.93     98.00    77.35     100.00
Condo                   223       27,402,490        9.07      7.968        656     122,881      83.13     98.87    70.30     100.00
2-4 Family               71        8,881,189        2.94      8.206        656     125,087      85.88     97.58    71.99     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
State                Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
TX                      288      $27,285,057        9.03%     8.051%       635     $94,740      82.44%    98.71%   82.61%    100.00%
IL                      175       23,899,394        7.91      8.337        650     136,568      84.12     97.32    69.18     100.00
GA                      147       18,911,503        6.26      8.394        638     128,650      87.39     98.02    77.16     100.00
NC                      165       18,127,764        6.00      8.201        634     109,865      86.39     97.40    86.28     100.00
FL                      123       16,848,574        5.58      7.899        647     136,980      82.26     97.24    75.96     100.00
MI                      116       13,735,151        4.55      8.768        643     118,406      91.59     99.34    66.77     100.00
UT                      100       13,529,252        4.48      7.672        647     135,293      81.74     97.71    84.16     100.00
OH                      122       12,996,958        4.30      8.653        627     106,532      90.72     98.57    82.07     100.00
MA                       62        9,897,007        3.28      7.684        651     159,629      82.43     98.35    80.80     100.00
MN                       63        9,804,995        3.24      7.736        655     155,635      80.76     97.40    58.99     100.00
Other                 1,067      137,132,559       45.38      8.154        642     128,522      85.50     97.58    75.17     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                               Distribution by Zip


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Zip                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60506                     8       $1,178,438        0.39%     8.460%       636    $147,305      83.26%    99.60%   86.71%    100.00%
84118                     9        1,141,818        0.38      7.686        636     126,869      80.57     94.95    86.88     100.00
97116                     5        1,031,775        0.34      7.141        677     206,355      82.15     97.41    63.12     100.00
84128                     6          960,206        0.32      7.800        628     160,034      83.33     99.99   100.00     100.00
27610                     8          924,980        0.31      8.499        620     115,623      85.70     99.99    86.19     100.00
30127                     6          756,514        0.25      8.586        664     126,086      89.56    100.00    27.59     100.00
55434                     4          694,693        0.23      8.308        645     173,673      86.33     97.96    31.65     100.00
60617                     5          687,462        0.23      8.254        694     137,492      85.47    100.00    40.39     100.00
27410                     5          685,046        0.23      8.629        606     137,009      89.77     94.20   100.00     100.00
20743                     3          667,677        0.22      7.960        661     222,559      80.00    100.00     0.00     100.00
Other                 2,369      293,439,601       97.11      8.164        642     123,866      85.21     97.79    76.46     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
Remaining            Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Months To              of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Maturity             Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                   3         $307,254        0.10%     7.323%       746    $102,418      77.99%    94.74%  100.00%    100.00%
241 - 360             2,425      301,860,957       99.90      8.163        642     124,479      85.19     97.81    76.16     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Amortization Type    Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 Yr ARM                  2         $271,591        0.09%     7.522%       634    $135,795      80.00%   100.00%  100.00%    100.00%
15 Yr Fixed               2          127,636        0.04      7.426        721      63,818      75.17     87.38   100.00     100.00
2 Yr ARM                725       83,736,347       27.71      8.288        637     115,498      86.32     97.61    75.79     100.00
2 Yr ARM
Balloon 40/30           175       24,236,135        8.02      8.063        635     138,492      85.34     98.74    75.07     100.00
2 Yr ARM
Balloon 50/30           318       47,044,576       15.57      7.983        635     147,939      83.96     98.34    79.46     100.00
2 Yr ARM IO             152       22,041,384        7.29      7.870        666     145,009      81.76     98.30    48.81     100.00
3 Yr ARM                264       32,027,842       10.60      8.184        646     121,318      86.74     98.30    76.07     100.00
3 Yr ARM
Balloon 40/30            91       12,074,258        4.00      8.096        642     132,684      83.66     98.99    70.69     100.00
3 Yr ARM
Balloon 50/30            91       12,634,402        4.18      7.964        635     138,840      83.78     97.56    82.26     100.00
3 Yr ARM IO              80       11,935,304        3.95      7.777        658     149,191      83.44     97.92    79.76     100.00
30 Yr Fixed             379       37,568,926       12.43      8.404        642      99,126      86.17     95.62    86.21     100.00
30 Yr Fixed IO           12        1,375,978        0.46      9.747        601     114,665      92.67     99.61   100.00     100.00
5 Yr ARM                 12        1,398,692        0.46      7.535        663     116,558      81.16    100.00    80.58     100.00
5 Yr ARM
Balloon 40/30             4          530,316        0.18      8.065        666     132,579      85.41     99.99    46.82     100.00
5 Yr ARM
Balloon 50/30             7          968,427        0.32      7.591        705     138,347      80.00    100.00    85.14     100.00
5 Yr ARM IO              20        2,913,900        0.96      7.813        685     145,695      80.00     98.91    66.41     100.00
6 Mo ARM IO               1          141,520        0.05      6.400        674     141,520      80.00     90.00     0.00     100.00
Fixed
Balloon 30/15             1          179,618        0.06      7.250        763     179,618      79.99     99.98   100.00     100.00
Fixed
Balloon 40/30            31        4,013,561        1.33      8.685        626     129,470      87.29     99.37    72.90     100.00
Fixed
Balloon 50/30            61        6,947,799        2.30      8.685        636     113,898      87.39     97.08    89.02     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                      Distribution by Initial Periodic Cap


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
Initial              Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Periodic               of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Cap                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     2         $233,120        0.08%     6.989%       694    $116,560      80.00%    93.93%    0.00%    100.00%
2.00%                     2          271,591        0.09      7.522        634     135,795      80.00    100.00   100.00     100.00
3.00%                 1,938      251,449,982       83.22      8.097        642     129,747      84.92     98.12    74.27     100.00
N/A                     486       50,213,518       16.62      8.496        640     103,320      86.56     96.23    85.99     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Periodic               of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Cap                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                 1,942     $251,954,693       83.38%     8.095%       642    $129,740      84.91%    98.12%   74.22%    100.00%
N/A                     486       50,213,518       16.62      8.496        640     103,320      86.56     96.23    85.99     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Months To              of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Rate Reset           Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                      3         $413,111        0.14%     7.138%       648    $137,704      80.00%    96.57%   65.74%    100.00%
13 - 24               1,370      177,058,442       58.60      8.124        640     129,240      84.99     98.04    73.31     100.00
25 - 36                 526       68,671,805       22.73      8.057        645     130,555      85.08     98.22    76.90     100.00
49 & Above               43        5,811,335        1.92      7.732        681     135,147      80.77     99.45    71.16     100.00
N/A                     486       50,213,518       16.62      8.496        640     103,320      86.56     96.23    85.99     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Life Maximum Rate    Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01% & Below           486      $50,213,518       16.62%     8.496%       640    $103,320      86.56%    96.23%   85.99%    100.00%
0.00 - 11.99%             3          384,650        0.13      5.971        728     128,217      80.00    100.00   100.00     100.00
12.00 - 12.49%           21        2,881,042        0.95      6.256        680     137,192      79.11     97.73    90.49     100.00
12.50 - 12.99%          158       23,703,965        7.84      6.778        663     150,025      79.97     98.07    98.23     100.00
13.00 - 13.49%          336       46,646,953       15.44      7.238        646     138,830      79.84     98.38    87.90     100.00
13.50 - 13.99%          502       67,629,567       22.38      7.732        649     134,720      80.85     98.32    68.85     100.00
14.00 - 14.49%          291       35,689,491       11.81      8.205        646     122,644      83.64     97.92    59.62     100.00
14.50 - 14.99%          254       31,596,211       10.46      8.701        645     124,395      90.07     97.24    57.79     100.00
15.00 - 15.49%          116       14,606,830        4.83      9.211        626     125,921      95.47     97.60    65.31     100.00
15.50 - 15.99%          107       12,357,758        4.09      9.690        615     115,493      96.98     97.92    69.22     100.00
16.00% & Above          154       16,458,228        5.45     10.700        592     106,872      98.59     99.42    94.39     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                             Distribution by Margin


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Margin               Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01% & Below           486      $50,213,518       16.62%     8.496%       640    $103,320      86.56%    96.23%   85.99%    100.00%
0.00 - 4.99%              1          141,520        0.05      6.400        674     141,520      80.00     90.00     0.00     100.00
5.00 - 5.49%          1,346      178,442,229       59.05      7.628        648     132,572      79.68     98.29    73.06     100.00
5.50 - 5.99%             88       11,185,846        3.70      8.761        607     127,112      88.45     88.91    75.73     100.00
6.00 - 6.49%            505       61,977,952       20.51      9.323        632     122,729      99.30     99.32    77.39     100.00
6.50 - 6.99%              2          207,146        0.07      8.960        619     103,573     100.00    100.00   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,428     $302,168,212      100.00%     8.162%       642    $124,451      85.18%    97.81%   76.18%    100.00%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                      $1,819,425,185
Number of Mortgage Loans:                                                  8,791
Average Scheduled Principal Balance:                                    $206,965
Weighted Average Gross Coupon:                                            8.010%
Weighted Average Net Coupon: (2)                                          7.500%
Weighted Average Current FICO Score:                                         651
Weighted Average Original LTV Ratio:                                      82.64%
Weighted Average Combined Original LTV Ratio:                             82.64%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (3)                                          26
Weighted Average Gross Margin: (3)                                         5.55%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.96%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Current Principal      of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Balance              Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below         429      $18,184,521        1.00%     9.272%       617     $42,388      84.28%    86.27%   89.62%     82.04%
$50,001 - $75,000       867       55,221,179        3.04      8.837        630      63,692      86.87     91.85    87.18      89.96
$75,001 - $100,000      956       84,074,037        4.62      8.368        635      87,944      84.01     91.37    81.90      93.70
$100,001 - $125,000     900      101,699,323        5.59      8.260        634     112,999      83.53     91.63    81.18      94.37
$125,001 - $150,000     891      122,719,583        6.74      8.172        636     137,732      83.31     91.93    78.86      95.46
$150,001 - $200,000   1,439      252,084,793       13.86      8.110        640     175,181      82.96     92.14    70.04      95.52
$200,001 - $250,000   1,011      226,983,086       12.48      8.044        644     224,513      82.72     93.10    63.80      96.47
$250,001 - $300,000     661      181,802,011        9.99      7.965        652     275,041      82.66     93.81    60.28      96.35
$300,001 - $350,000     452      146,263,017        8.04      7.876        656     323,591      82.89     95.35    55.36      96.24
$350,001 - $400,000     320      120,418,329        6.62      7.875        655     376,307      82.10     93.94    57.47      96.54
$400,001 & Above        865      509,975,308       28.03      7.748        669     589,567      81.40     93.71    58.59      98.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                          Distribution by Current Rate


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Current Rate         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%              2         $335,775        0.02%     5.174%       770    $167,888      58.35%    58.35%  100.00%    100.00%
5.50 - 5.99%             41       11,605,364        0.64      5.847        726     283,058      68.13     76.57   100.00     100.00
6.00 - 6.49%            152       44,174,391        2.43      6.288        701     290,621      75.02     86.22    91.85      98.27
6.50 - 6.99%            779      216,746,259       11.91      6.804        677     278,237      78.28     93.03    91.69      97.97
7.00 - 7.49%          1,103      270,668,621       14.88      7.251        661     245,393      79.31     94.97    73.95      97.82
7.50 - 7.99%          2,032      474,021,501       26.05      7.734        657     233,278      80.25     94.03    57.88      96.83
8.00 - 8.49%          1,323      261,495,502       14.37      8.223        649     197,653      81.96     92.97    57.88      93.79
8.50 - 8.99%          1,520      269,793,040       14.83      8.711        633     177,495      86.17     91.21    58.96      93.50
9.00% & Above         1,839      270,584,733       14.87      9.688        616     147,137      92.66     93.53    57.81      96.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Credit Score         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above             406      $99,389,553        5.46%     7.457%       766    $244,802      80.35%    92.32%   54.77%     87.91%
720 - 739               266       70,443,204        3.87      7.484        728     264,824      81.04     94.01    47.95      90.80
700 - 719               470      123,933,462        6.81      7.665        708     263,688      81.51     93.96    51.50      90.29
680 - 699               606      160,046,807        8.80      7.692        689     264,104      82.32     94.73    49.78      95.21
660 - 679             1,217      294,096,135       16.16      7.628        668     241,657      82.58     95.94    52.37      97.58
640 - 659             1,470      332,302,607       18.26      7.909        649     226,056      82.46     95.80    51.70      97.18
620 - 639             1,220      236,141,836       12.98      8.102        629     193,559      84.00     93.86    83.22      97.35
600 - 619             1,487      257,663,013       14.16      8.260        609     173,277      83.38     93.23    87.23      98.63
580 - 599               724      104,425,418        5.74      9.237        589     144,234      87.30     88.49    86.79      97.99
560 - 579               582       93,402,651        5.13      8.820        569     160,486      81.76     82.05    84.86      98.29
540 - 559               343       47,580,500        2.62      8.866        548     138,719      76.00     76.50    92.22     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Lien                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                 8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                      Distribution by Combined Original LTV


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Combined               of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Original LTV         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          276      $42,100,861        2.31%     7.482%       645    $152,539      49.76%    49.98%   75.37%     89.14%
60.01 - 70.00%          309       63,344,660        3.48      7.656        635     204,999      66.14     67.70    75.91      92.96
70.01 - 80.00%        5,009    1,181,682,881       64.95      7.629        659     235,912      79.64     95.66    63.37      98.14
80.01 - 85.00%          453       77,551,383        4.26      8.509        607     171,195      84.50     84.52    78.19      92.88
85.01 - 90.00%          843      148,707,082        8.17      8.733        620     176,402      89.69     89.69    78.79      90.11
90.01 - 95.00%          531       98,335,515        5.40      8.561        660     185,189      94.60     94.60    66.41      86.02
95.01 - 100.00%       1,370      207,702,803       11.42      9.422        642     151,608      99.93     99.93    58.15      98.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Original LTV         Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          276      $42,100,861        2.31%     7.482%       645    $152,539      49.76%    49.98%   75.37%     89.14%
60.01 - 70.00%          309       63,344,660        3.48      7.656        635     204,999      66.14     67.70    75.91      92.96
70.01 - 80.00%        5,009    1,181,682,881       64.95      7.629        659     235,912      79.64     95.66    63.37      98.14
80.01 - 85.00%          453       77,551,383        4.26      8.509        607     171,195      84.50     84.52    78.19      92.88
85.01 - 90.00%          843      148,707,082        8.17      8.733        620     176,402      89.69     89.69    78.79      90.11
90.01 - 95.00%          531       98,335,515        5.40      8.561        660     185,189      94.60     94.60    66.41      86.02
95.01 - 100.00%       1,370      207,702,803       11.42      9.422        642     151,608      99.93     99.93    58.15      98.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Documentation        Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              6,327   $1,192,589,928       65.55%     7.882%       641    $188,492      82.39%    92.27%  100.00%     95.43%
Stated Doc            2,448      623,880,532       34.29      8.252        670     254,853      83.11     94.69     0.00      97.86
Limited Doc              16        2,954,726        0.16      8.142        647     184,670      82.86     90.88     0.00      89.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Purpose              Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase              5,776   $1,235,511,345       67.91%     7.893%       659    $213,904      83.13%    97.42%   62.18%     96.29%
Cashout Refi          2,655      518,648,190       28.51      8.288        631     195,348      81.73     84.09    71.47      96.66
Rate/term Refi          360       65,265,650        3.59      7.993        639     181,293      80.42     82.84    82.21      92.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                            Distribution by Occupancy


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Occupancy            Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        8,301   $1,751,270,548       96.25%     8.002%       649    $210,971      82.62%    93.49%   64.99%    100.00%
Investor                417       54,940,375        3.02      8.122        688     131,751      82.22     82.26    80.86       0.00
Second Home              73       13,214,263        0.73      8.485        687     181,017      86.01     86.12    76.38       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Property Type        Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family         6,552   $1,259,155,182       69.21%     8.048%       647    $192,179      82.94%    92.51%   66.95%     96.89%
PUD                   1,334      350,590,570       19.27      7.908        652     262,812      81.98     95.00    68.23      97.17
Condo                   544      111,579,474        6.13      7.960        665     205,109      82.02     94.94    61.16      92.76
2-4 Family              361       98,099,959        5.39      7.931        673     271,745      81.71     91.77    42.93      88.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
State                Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                    1,082     $444,462,515       24.43%     7.550%       668    $410,779      79.21%    93.45%   61.03%     97.38%
FL                      861      190,532,714       10.47      7.947        650     221,292      80.83     92.62    59.99      95.22
IL                      571      115,576,148        6.35      8.631        646     202,410      85.51     91.38    52.31      94.96
NY                      382      104,030,338        5.72      7.895        667     272,331      83.14     93.26    43.63      96.88
TX                      541       76,767,261        4.22      8.064        649     141,899      82.62     94.90    67.30      97.42
GA                      333       58,949,284        3.24      8.410        636     177,025      85.72     94.01    76.34      94.93
NJ                      194       55,465,380        3.05      8.205        649     285,904      83.41     90.10    48.12      97.23
MI                      412       54,202,049        2.98      8.437        638     131,558      87.22     93.37    66.68      95.91
OH                      468       52,458,686        2.88      8.557        630     112,091      87.94     94.11    83.95      94.64
AZ                      228       49,791,906        2.74      7.846        646     218,386      80.41     89.54    73.48      97.39
Other                 3,719      617,188,904       33.92      8.129        642     165,956      84.00     93.43    74.71      95.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                               Distribution by Zip


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Zip                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
91739                     4       $3,774,781        0.21%     7.869%       680    $943,695      79.74%    94.91%   81.88%    100.00%
92345                    12        3,773,855        0.21      7.519        660     314,488      81.63     95.27    46.32     100.00
92867                     5        3,726,250        0.20      7.463        695     745,250      80.00     96.44    86.80     100.00
84095                     9        3,671,422        0.20      7.299        662     407,936      79.15     90.53    73.92     100.00
95124                     5        3,527,193        0.19      7.686        607     705,439      77.86     80.92   100.00     100.00
84065                    10        3,426,947        0.19      7.561        654     342,695      84.28     90.60    88.47     100.00
92562                     5        3,351,759        0.18      7.955        663     670,352      77.93     96.01    88.78     100.00
95648                     8        3,310,213        0.18      7.243        664     413,777      81.13     90.48    92.03      87.66
92883                     6        3,287,952        0.18      8.076        680     547,992      80.00     98.82    23.48     100.00
20772                     9        3,207,536        0.18      8.080        633     356,393      84.40     95.48    66.40     100.00
Other                 8,718    1,784,367,279       98.07      8.016        650     204,676      82.68     93.10    65.36      96.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
Remaining            Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Months To              of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Maturity             Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                 106      $12,117,397        0.67%     8.106%       644    $114,315      77.44%    78.51%   90.02%     92.99%
181 - 240                 7          687,525        0.04      7.379        673      98,218      77.05     77.05   100.00     100.00
241 - 360             8,678    1,806,620,263       99.30      8.009        651     208,184      82.67     93.20    65.37      96.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                        Distribution by Amortization Type


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Amortization Type    Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 Yr ARM                 14       $2,849,221        0.16%     8.002%       663    $203,516      85.38%    90.05%   70.68%     93.32%
15 Yr Fixed              80        6,658,819        0.37      7.757        661      83,235      72.26     72.48    87.96      91.79
15 Yr Fixed IO           18        4,405,073        0.24      8.452        612     244,726      82.71     84.08    96.26      96.26
2 Yr ARM              1,944      286,525,541       15.75      8.349        637     147,390      85.03     93.05    61.42      95.71
2 Yr ARM
Balloon 40/30           541      119,288,814        6.56      8.202        637     220,497      83.11     92.51    59.05      96.64
2 Yr ARM
Balloon 50/30           966      265,685,771       14.60      8.020        647     275,037      82.77     94.92    56.70      96.70
2 Yr ARM IO           1,354      420,516,069       23.11      7.658        668     310,573      81.03     96.84    61.75      97.25
20 Yr Fixed               2          244,494        0.01      7.334        704     122,247      88.78     88.78   100.00     100.00
3 Yr ARM                687      122,199,087        6.72      8.066        647     177,873      83.48     90.68    64.33      95.61
3 Yr ARM
Balloon 40/30           168       42,034,406        2.31      8.120        647     250,205      84.15     93.90    52.45      98.92
3 Yr ARM
Balloon 50/30           235       63,595,704        3.50      8.075        653     270,620      84.21     94.09    50.92      97.78
3 Yr ARM IO             430      110,395,377        6.07      7.649        665     256,733      81.74     93.55    76.50      95.05
30 Yr Fixed           1,570      205,866,548       11.31      8.152        647     131,125      82.01     87.96    81.83      94.68
30 Yr FixedIO           213       42,495,606        2.34      8.572        612     199,510      83.28     88.71    94.44      96.75
5 Yr ARM                 68       16,166,754        0.89      7.554        668     237,746      81.33     90.60    79.60      94.00
5 Yr ARM
Balloon 40/30            18        4,242,539        0.23      7.779        656     235,697      76.86     86.93    87.61      94.63
5 Yr ARM
Balloon 50/30            32        9,725,868        0.53      7.629        666     303,933      80.43     88.75    80.66      85.99
5 Yr ARM IO              81       23,460,940        1.29      7.425        682     289,641      78.24     92.41    77.42      92.96
6 MO ARM                  1          107,878        0.01      8.000        640     107,878      89.97     89.97   100.00       0.00
6 MO ARM IO               7        2,073,830        0.11      7.732        676     296,261      81.22     90.25    39.55      87.76
Fixed
Balloon 30/15             4          437,704        0.02      9.281        650     109,426      90.25     90.25    44.43      68.35
Fixed
Balloon 30/15 IO          4          615,800        0.03      8.561        678     153,950      86.59     95.45   100.00     100.00
Fixed
Balloon 40/30           139       25,210,515        1.39      8.320        640     181,371      83.63     88.75    82.75      97.28
Fixed
Balloon 50/30           215       44,622,828        2.45      8.308        647     207,548      83.32     89.65    72.22      99.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
Initial              Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Periodic               of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Cap                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     8       $2,181,708        0.12%     7.745%       675    $272,713      81.65%    90.23%   42.54%     83.42%
2.00%                    14        2,849,221        0.16      8.002        663     203,516      85.38     90.05    70.68      93.32
3.00%                 6,524    1,483,836,870       81.56      7.959        653     227,443      82.70     94.24    61.79      96.39
N/A                   2,245      330,557,388       18.17      8.238        642     147,242      82.31     88.00    82.54      95.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Periodic               of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Cap                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                 6,546   $1,488,867,798       81.83%     7.959%       653    $227,447      82.71%    94.23%   61.78%     96.37%
N/A                   2,245      330,557,388       18.17      8.238        642     147,242      82.31     88.00    82.54      95.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                      Distribution by Months to Rate Reset


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
Months To              of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Rate Reset           Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                     22       $5,030,928        0.28%     7.891%       668    $228,679      83.77%    90.13%   58.48%     89.03%
13 - 24               4,805    1,092,016,196       60.02      7.987        651     227,267      82.73     94.91    60.14      96.65
25 - 36               1,520      338,224,574       18.59      7.938        654     222,516      83.13     92.66    64.30      96.24
49 & Above              199       53,596,100        2.95      7.529        673     269,327      79.46     90.77    79.47      92.14
N/A                   2,245      330,557,388       18.17      8.238        642     147,242      82.31     88.00    82.54      95.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Life Maximum Rate    Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01% & Below         2,245     $330,557,388       18.17%     8.238%       642    $147,242      82.31%    88.00%   82.54%     95.74%
0.00 - 11.99%            25        8,331,009        0.46      5.840        713     333,240      72.95     84.17   100.00     100.00
12.00 - 12.49%          101       32,520,539        1.79      6.290        693     321,986      78.46     92.40    93.40      97.69
12.50 - 12.99%          622      185,889,343       10.22      6.809        675     298,857      78.76     94.63    91.08      98.44
13.00 - 13.49%          925      236,911,136       13.02      7.253        660     256,120      79.60     95.92    71.09      97.79
13.50 - 13.99%        1,633      406,122,567       22.32      7.731        659     248,697      80.48     95.01    53.14      96.98
14.00 - 14.49%        1,000      216,392,922       11.89      8.220        651     216,393      82.31     94.00    54.39      94.33
14.50 - 14.99%        1,057      208,347,098       11.45      8.711        637     197,112      86.21     91.84    52.96      92.92
15.00 - 15.49%          491       83,874,288        4.61      9.202        628     170,823      90.07     91.54    48.42      94.67
15.50 - 15.99%          396       69,283,906        3.81      9.700        619     174,959      93.46     94.18    45.77      98.41
16.00% & Above          296       41,194,990        2.26     10.560        600     139,172      96.99     97.41    65.89      99.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                             Weighted     Wt.
                                                Pct. Of    Weighted   Weighted                 Avg.      Avg.
                     Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV      Pct.      Pct.
                       of       Principal      Principal    Gross     Current    Principal   Original    incld     Full     Owner
Margin               Loans       Balance        Balance     Coupon      FICO      Balance      LTV        SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01% & Below         2,245     $330,557,388       18.17%     8.238%       642    $147,242      82.31%    88.00%   82.54%     95.74%
0.00 - 4.99%             59       27,374,310        1.50      7.141        707     463,971      78.23     89.32    61.39      92.85
5.00 - 5.49%          4,331    1,066,053,068       58.59      7.639        657     246,145      78.68     94.42    60.78      97.92
5.50 - 5.99%            859      166,957,638        9.18      8.605        619     194,363      88.06     88.44    75.36      90.78
6.00 - 6.49%          1,295      227,904,997       12.53      9.081        651     175,988      98.16     98.16    56.53      93.59
6.50 - 6.99%              2          577,784        0.03      8.162        697     288,892      88.56     97.13    57.09     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                8,791   $1,819,425,185      100.00%     8.010%       651    $206,965      82.64%    93.10%   65.55%     96.25%
------------------------------------------------------------------------------------------------------------------------------------



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